Fidelity®

Cash Reserves

Annual Report

November 30, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Cash Reserves	1.69%	24.60%	55.78%
All Taxable Money Market Funds Average	1.35%	22.80%	52.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Cash Reserves	1.69%	4.50%	4.53%
All Taxable Money Market Funds Average	1.35%	4.19%	4.27%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Yields

	12/3/02	9/3/02	5/28/02	2/26/02	11/27/01
Fidelity Cash Reserves	1.24%	1.51%	1.68%	1.77%	2.26%
All Taxable Money Market Funds Average	0.96%	1.28%	1.31%	1.38%	1.86%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fund Talk: The Manager's Overview

An interview with John Todd, Portfolio Manager of Fidelity Cash Reserves

Q. John, what was the investment environment like during the 12 months that ended November 30, 2002?

A. As 2001 ended, the Federal Reserve Board concluded a protracted program of aggressive cuts in short-term interest rates designed to bolster U.S. economic growth amid sharply curtailed business spending, weak equity markets, rising unemployment and eroding consumer confidence. In the first quarter of 2002, the economy rebounded. Interest rates in the money markets rose as investors anticipated that the Fed would have to step in and raise rates in order to keep inflation in check. However, sentiment changed in April, when new data pointed to continued weakness in some areas of the economy and analysis proved that adjustments in inventories were the main driver of strong growth in the first quarter, not improved business activity.

Q. What was the backdrop like during the second half of the period?

A. The U.S. economy plodded along below its potential, with growth coming in at subpar levels amid modest increases in unemployment, with concerns about corporate governance in the forefront. Until November 2002, the Fed remained on the sidelines, keeping short-term interest rates unchanged and preaching patience. Economic growth was aided by consumer spending, which remained strong due to rising real personal income and infusions of cash from mortgage refinancing. Corporate spending, however, stayed anemic, as management was loath to invest in capital upgrades or new investments. Companies struggled to restructure their operations and demonstrate renewed positive earnings growth. As it became clear that growth would not rebound as strongly as had been hoped, expectations for Fed rate hikes subsided. Most investors felt it likely that the Fed would maintain short-term rates at existing levels, or even cut them toward the end of 2002. That expectation was fulfilled, as the Fed cut the rate banks charge each other for overnight loans - known as the Fed funds target rate - by 0.50 percentage points in early November, bringing it to 1.25%, its lowest level in 40 years. (Portfolio Manager photograph)

Q. What was your strategy with the fund?

A. At the beginning of the period, I was concerned about credit quality. In response, I favored U.S. Treasury and government agency securities, in order to maintain both a higher credit quality and a longer average maturity. By keeping the average maturity long, I looked to lock in attractive yields as rates declined. Early in the second quarter of 2002, I took advantage of yield opportunities offered by longer-term money market instruments, because I felt that the market was pricing in more aggressive Fed rate hikes than I expected. Subsequent to that opportunity, however, longer-term money market securities started to offer little or no yield advantage over short-term issues. As a result, I focused on the 30- to 90-day maturity range, allowing these investments to roll down to maturity, reinvesting the proceeds once again in one- to three-month maturities. I also invested in short-term variable-rate securities - with yields that are reset daily or monthly - when they offered value. Toward the end of the period, I took advantage of opportunities in longer-term agency securities, extended the fund's average maturity in anticipation of the Fed's latest rate cut and harvested the additional yields offered by selected repurchase agreements.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 1.26%, compared to 2.23% 12 months ago. For the 12 months that ended November 30, 2002, the fund had a total return of 1.69%, compared to 1.35% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, John?

A. With businesses reluctant to spend money on new projects before year-end, I don't expect the economy to stabilize and then show more distinct signs of recovery until the early stages of 2003. The prospect of war with Iraq and questions about its aftermath are currently adding to investor uncertainty. These concerns may cause some hesitancy among both consumers and corporations, which may continue to dampen the extent of any recovery for some time.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income as is consistent with the preservation of capital and liquidity

Fund number: 055

Trading symbol: FDRXX

Start date: May 10, 1979

Size: as of November 30, 2002, more than $57.0 billion

Manager: John Todd, since 1997; manager, several other Fidelity and Spartan taxable money market funds; joined Fidelity in 1981

3

Annual Report

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	45.8	47.3	42.0
31 - 90	36.9	24.9	21.6
91 - 180	14.4	18.3	30.0
181 - 397	2.9	9.5	6.4
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Cash Reserves	57 Days	66 Days	73 Days
All Taxable Money Market Funds Average*	54 Days	55 Days	57 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Commercial Paper 23.3%	Commercial Paper 19.8%
Bank CDs, BAs, TDs, and Notes 54.3%	Bank CDs, BAs, TDs, and Notes 66.0%
Government Securities 10.6%	Government Securities 8.3%
Other Investments 11.8%	Other Investments 5.6%
Net Other Assets 0.0%	Net Other Assets 0.3%

*Source: iMoneyNet, Inc.

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Certificates of Deposit - 44.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Domestic Certificates Of Deposit - 1.9%
Chase Manhattan Bank USA NA
2/6/03	1.68%	$ 250,000	$ 250,000
2/10/03	1.68	55,000	55,000
Citibank NA, New York
2/20/03	1.34	500,000	500,000
First Tennessee Bank NA, Memphis
12/4/02	1.78 (b)	75,000	75,000
12/5/02	1.78 (b)	50,000	50,000
Wachovia Bank NA
1/31/03	1.63	100,000	100,000
2/28/03	1.62	50,000	50,000
Wells Fargo Bank NA, San Francisco
12/16/02	1.70	20,000	20,000
			1,100,000
London Branch, Eurodollar, Foreign Banks - 26.2%
ABN-AMRO Bank NV
1/21/03	1.35	198,000	197,997
Banco Bilbao Vizcaya Argentaria SA
12/23/02	2.00	50,000	50,003
Barclays Bank PLC
12/9/02	2.04	100,000	100,000
12/10/02	2.00	155,000	155,000
12/13/02	2.07	90,000	90,000
12/16/02	2.10	180,000	179,996
12/17/02	2.12	140,000	140,000
12/18/02	1.78	500,000	500,000
1/14/03	1.71	125,000	125,000
1/21/03	1.35	95,000	95,000
2/10/03	1.34	90,000	89,996
2/18/03	1.34	100,000	99,998
4/22/03	1.35	250,000	250,000
5/19/03	1.35	280,000	280,000
5/19/03	1.39	140,000	140,000
5/20/03	1.38	210,000	210,000
Bayerische Hypo-und Vereinsbank AG
12/9/02	2.01	345,000	345,000
2/19/03	1.70	310,000	310,000
3/27/03	1.71	460,000	460,000
BNP Paribas SA
2/25/03	1.35	550,000	550,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
London Branch, Eurodollar, Foreign Banks - continued
BNP Paribas SA - continued
3/18/03	1.75%	$ 160,000	$ 160,000
Credit Agricole Indosuez
12/10/02	1.87	113,000	113,003
12/16/02	1.87	100,000	100,007
12/31/02	2.24	145,000	145,000
Deutsche Bank AG
12/11/02	1.70	200,000	199,998
12/13/02	2.07	45,000	45,000
12/31/02	2.25	90,000	90,009
2/12/03	1.34	865,000	865,007
Dresdner Bank AG
2/3/03	1.63	540,000	540,000
2/6/03	1.55	350,000	350,000
2/18/03	1.34	245,000	245,000
Halifax PLC
12/13/02	2.10	40,000	40,000
12/31/02	2.21	82,000	82,000
HBOS Treasury Services PLC
2/21/03	1.80	150,000	150,000
3/18/03	1.76	270,000	270,000
3/20/03	1.76	350,000	350,000
3/21/03	1.80	275,000	275,000
3/25/03	1.80	225,000	225,000
5/15/03	1.35	250,000	250,000
5/22/03	1.38	224,000	224,000
5/27/03	1.40	380,000	380,000
ING Bank NV
1/15/03	1.72	250,000	250,000
1/21/03	1.70	235,000	235,000
1/21/03	1.80	475,000	475,000
1/22/03	1.70	50,000	50,000
2/21/03	1.71	160,000	160,000
2/24/03	1.36	120,000	120,000
5/12/03	1.35	430,000	430,000
Landesbank Baden-Wuerttemberg
2/21/03	1.70	125,000	125,001
3/18/03	1.77	115,000	115,002
4/22/03	1.77	115,000	115,002
Landesbank Hessen-Thuringen
5/30/03	1.38	325,000	325,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
London Branch, Eurodollar, Foreign Banks - continued
Lloyds TSB Bank PLC
12/9/02	2.03%	$ 200,000	$ 200,000
12/31/02	2.22	200,000	200,000
2/18/03	1.70	70,000	70,049
National Australia Bank Ltd.
12/31/02	2.23	55,000	55,000
12/31/02	2.25	70,000	70,000
Nordea Bank Finland PLC
12/9/02	2.00	155,000	155,000
2/7/03	1.55	100,000	100,000
2/27/03	1.76	400,000	400,000
3/18/03	1.77	200,000	200,000
Northern Rock PLC
2/7/03	1.55	50,000	50,000
Royal Bank of Scotland PLC
1/27/03	1.70	40,000	40,004
Societe Generale
12/11/02	1.73	635,000	635,000
12/16/02	1.78	55,000	54,998
12/17/02	2.10	190,000	190,000
12/31/02	2.15	95,000	95,000
Svenska Handelsbanken AB
1/16/03	1.78	100,000	100,000
2/18/03	1.34	50,000	49,999
WestLB AG
1/17/03	1.76	245,000	245,000
2/7/03	1.63	150,000	150,000
			14,927,069
New York Branch, Yankee Dollar, Foreign Banks - 15.9%
Abbey National Treasury Services PLC
12/3/02	1.63 (b)	475,000	474,904
12/10/02	1.29 (b)	240,000	239,949
Bank of Montreal, Quebec
5/19/03	1.38	30,000	30,000
Bayerische Hypo-und Vereinsbank AG
12/27/02	1.90	500,000	500,000
BNP Paribas SA
12/13/02	2.08	260,000	260,000
12/16/02	2.11	350,000	350,000
12/17/02	2.12	150,000	150,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
New York Branch, Yankee Dollar, Foreign Banks - continued
BNP Paribas SA - continued
12/27/02	1.73%	$ 139,000	$ 139,000
12/31/02	2.21	300,000	300,000
12/31/02	2.23	125,000	125,000
Credit Agricole Indosuez
12/13/02	2.08	280,000	280,000
12/18/02	1.78	250,000	250,000
1/2/03	1.70 (b)	244,000	243,951
Credit Suisse First Boston Bank
2/18/03	1.35	335,000	335,004
Deutsche Bank AG
12/6/02	1.55 (b)	150,000	149,999
12/23/02	1.28 (b)	315,000	314,941
5/13/03	1.35	500,000	500,000
Dexia Bank SA
12/16/02	1.28 (b)	140,000	139,997
12/23/02	1.29 (b)	145,000	144,977
12/26/02	1.29 (b)	240,000	239,951
Dresdner Bank AG
2/6/03	1.56	250,000	250,000
Landesbank Baden-Wuerttemberg
1/27/03	1.62	200,000	200,047
1/31/03	1.62	150,000	150,001
Lloyds TSB Bank PLC
12/2/02	1.64 (b)	145,000	144,971
12/13/02	1.70	100,000	100,000
Royal Bank of Canada
12/6/02	1.57 (b)	465,000	464,998
12/19/02	1.30 (b)	210,000	209,996
12/23/02	1.28 (b)	310,000	309,942
Societe Generale
12/9/02	2.03	100,000	100,000
12/16/02	1.28 (b)	140,000	139,997
12/23/02	1.31 (b)	340,000	339,959
12/27/02	1.30 (b)	480,000	479,904
Svenska Handelsbanken AB
12/2/02	1.66 (b)	235,000	234,924
1/15/03	1.73	170,000	170,000
2/18/03	1.70	125,000	125,000
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
New York Branch, Yankee Dollar, Foreign Banks - continued
Toronto-Dominion Bank
12/23/02	1.28% (b)	$ 95,000	$ 94,982
UBS AG
12/13/02	2.07	135,000	135,000
Westdeutsche Landesbank Girozentrale
12/20/02	1.72	160,000	160,000
2/27/03	1.77	100,000	100,000
			9,077,394
TOTAL CERTIFICATES OF DEPOSIT			25,104,463
Commercial Paper - 23.3%

Alliance & Leicester PLC
3/3/03	1.61	65,000	64,733
3/18/03	1.77	60,000	59,686
American Express Credit Corp.
1/24/03	1.74	90,000	89,766
Amsterdam Funding Corp.
1/30/03	1.72	100,000	99,715
2/7/03	1.63	50,000	49,847
3/26/03	1.80	50,000	49,715
Aspen Funding Corp.
2/3/03	1.66	130,000	129,619
AT&T Corp.
2/4/03	2.31	340,000	338,588
Bear Stearns Companies, Inc.
12/5/02	1.76	30,000	29,994
1/28/03	1.75	48,000	47,865
Citibank Credit Card Master Trust I (Dakota Certificate Program)
12/19/02	1.80	135,000	134,879
12/20/02	1.79	10,000	9,991
12/20/02	1.80	40,000	39,962
1/30/03	1.56	385,000	384,005
2/18/03	1.35	70,000	69,793
Citicorp
12/4/02	1.74	50,000	49,993
1/7/03	1.73	100,000	99,823
1/9/03	1.75	100,000	99,812
2/6/03	1.75	50,000	49,838
2/7/03	1.75	65,000	64,786
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Corporate Asset Funding Co.
12/12/02	1.61%	$ 100,000	$ 99,951
12/19/02	1.60	65,000	64,948
2/7/03	1.64	100,000	99,692
Corporate Receivables Corp.
12/20/02	1.78	50,000	49,953
1/24/03	1.61	55,000	54,868
2/6/03	1.64	10,000	9,970
2/7/03	1.71	100,000	99,679
Countrywide Home Loans, Inc.
12/31/02	1.86	26,000	25,960
CXC, Inc.
12/11/02	1.63	50,000	49,977
1/24/03	1.61	100,000	99,760
1/31/03	1.65	50,000	49,861
2/7/03	1.71	80,000	79,743
DaimlerChrysler North America Holding Corp.
12/3/02	2.12	45,000	44,995
2/10/03	1.93	50,000	49,811
2/11/03	1.93	85,000	84,674
2/12/03	1.93	35,000	34,864
2/19/03	1.97	95,000	94,586
2/20/03	1.95	30,000	29,869
Delaware Funding Corp.
1/27/03	1.74	253,140	252,447
Dresdner U.S. Finance, Inc.
2/18/03	1.80	345,000	343,645
Edison Asset Securitization LLC
12/12/02	1.73	255,000	254,866
12/18/02	1.76	44,264	44,227
1/13/03	1.71	255,000	254,482
1/13/03	1.73	110,000	109,774
1/14/03	1.73	185,000	184,611
1/16/03	1.73	75,000	74,835
2/10/03	1.60	312,682	311,701
2/11/03	1.60	105,000	104,666
2/13/03	1.70	584,830	582,798
2/13/03	1.78	152,873	152,317
2/18/03	1.78	106,000	105,588
2/19/03	1.78	70,816	70,537
2/25/03	1.61	165,000	164,369
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Enterprise Funding Corp.
1/31/03	1.66%	$ 17,372	$ 17,323
Falcon Asset Securitization Corp.
12/13/02	1.64	5,000	4,997
3/20/03	1.71	55,635	55,349
Ford Motor Credit Co.
12/3/02	2.12	100,000	99,988
12/4/02	2.12	100,000	99,982
12/10/02	2.14	70,000	69,963
12/12/02	1.76	171,000	170,908
2/19/03	1.95	92,000	91,603
2/20/03	1.95	40,000	39,825
GE Capital International Funding, Inc.
1/16/03	1.71	109,968	109,729
2/18/03	1.71	190,000	189,291
2/19/03	1.75	105,000	104,596
2/20/03	1.75	100,000	99,611
5/19/03	1.38	93,569	92,967
General Electric Capital Corp.
12/5/02	2.08	200,000	199,954
12/6/02	2.10	100,000	99,971
2/3/03	2.32	200,000	199,189
2/10/03	2.32	125,000	124,438
3/25/03	1.72	200,000	198,917
4/7/03	1.77	250,000	248,457
4/28/03	1.62	245,000	243,378
General Electric Capital Services, Inc.
12/5/02	2.08	100,000	99,977
General Electric Co.
12/31/02	1.78	35,000	34,948
General Mills, Inc.
12/2/02	2.00	11,700	11,699
12/3/02	1.55	15,000	14,999
12/6/02	2.00	10,000	9,997
12/10/02	1.55	27,997	27,986
12/17/02	1.56	15,000	14,990
12/19/02	1.56	40,000	39,969
Goldman Sachs Group, Inc.
2/21/03	1.75	265,000	263,956
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Household Finance Corp.
12/16/02	1.43%	$ 55,000	$ 54,967
12/16/02	2.07	100,000	99,914
12/17/02	2.08	15,000	14,986
2/12/03	1.51	100,000	99,696
2/19/03	1.58	55,000	54,808
ING America Insurance Holdings, Inc.
3/21/03	1.36	70,000	69,711
ING U.S. Funding LLC
3/10/03	1.76	100,000	99,519
Jupiter Securitization Corp.
12/4/02	1.65	75,000	74,990
12/18/02	1.72	41,409	41,376
1/29/03	1.63	70,000	69,814
1/29/03	1.64	64,631	64,458
1/31/03	1.64	27,921	27,844
Lloyds TSB Bank PLC
1/31/03	1.65	170,000	169,528
Montauk Funding Corp.
2/4/03	1.37	150,000	149,629
2/13/03	1.34	50,000	49,862
Morgan Stanley
1/24/03	1.68	100,000	99,750
Nationwide Building Society
12/16/02	1.88	75,000	74,942
1/27/03	1.67	100,000	99,737
New Center Asset Trust
2/6/03	1.61	50,000	49,851
2/6/03	1.65	30,000	29,908
3/5/03	1.61	40,000	39,833
3/6/03	1.62	100,000	99,575
3/26/03	1.68	80,000	79,573
Newcastle (Discover Card Master Trust)
1/17/03	1.80	45,000	44,895
2/6/03	1.56	76,750	76,529
Paradigm Funding LLC
12/3/02	1.65	222,000	221,980
1/17/03	1.77	21,700	21,650
2/3/03	1.37	200,000	199,513
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Park Avenue Receivables Corp.
12/4/02	1.74%	$ 101,316	$ 101,301
1/27/03	1.74	95,904	95,641
Preferred Receivables Funding Corp.
12/4/02	1.65	25,000	24,997
Salomon Smith Barney Holdings, Inc.
12/12/02	1.75	80,000	79,957
2/10/03	1.74	200,000	199,318
Santander Finance, Inc.
12/18/02	1.91	125,000	124,888
Sears Roebuck Acceptance Corp.
12/3/02	2.17	40,000	39,995
12/17/02	1.76	45,000	44,965
12/18/02	1.76	35,000	34,971
12/23/02	1.80	35,000	34,962
12/24/02	1.80	35,000	34,960
12/26/02	1.80	55,000	54,931
Sheffield Receivables Corp.
12/2/02	1.65	29,528	29,527
12/2/02	1.66	85,000	84,996
Shell Finance (UK) PLC
6/11/03	1.67	100,000	99,120
Shell Finance Netherlands BV
6/13/03	1.67	90,000	89,200
The Walt Disney Co.
1/28/03	2.01	135,000	134,565
Variable Funding Capital Corp.
1/30/03	1.72	75,000	74,786
Wells Fargo & Co.
12/20/02	1.73	80,000	79,927
Westdeutsche Landesbank Girozentrale
12/16/02	1.71	125,000	124,911
Westpac Trust Securities New Zealand Ltd.
2/3/03	1.62	100,000	99,714
Windmill Funding Corp.
1/27/03	1.72	100,000	99,729
1/31/03	1.72	75,000	74,783
2/7/03	1.63	5,000	4,985
TOTAL COMMERCIAL PAPER			13,321,358
Federal Agencies - 8.4%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 4.5%
Agency Coupons - 1.0%
1/10/03	1.59% (b)	$ 581,000	$ 580,955
Discount Notes - 3.5%
12/4/02	1.90	44,000	43,993
12/11/02	1.90	31,000	30,984
12/13/02	1.99	100,000	99,934
12/13/02	2.21	330,000	329,762
1/10/03	2.25	100,000	99,754
2/5/03	2.24	375,000	373,484
3/7/03	1.49	750,000	747,040
3/10/03	1.48	300,000	298,787
			2,023,738
			2,604,693
Federal Home Loan Bank - 1.9%
Agency Coupons - 1.9%
12/3/02	2.09	400,000	400,000
10/17/03	2.06	665,000	665,000
			1,065,000
Freddie Mac - 2.0%
Agency Coupons - 0.9%
12/8/03	1.74	495,000	495,000
Discount Notes - 1.1%
12/4/02	1.91	20,568	20,565
12/5/02	1.90	175,000	174,963
12/5/02	1.91	289,559	289,498
12/13/02	1.99	50,000	49,967
1/8/03	2.25	100,000	99,766
			634,759
			1,129,759
TOTAL FEDERAL AGENCIES			4,799,452
U.S. Treasury Obligations - 2.2%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills - 2.2%
12/5/02	1.92%	$ 500,000	$ 499,894
5/8/03	1.40	750,000	745,408
TOTAL U.S. TREASURY OBLIGATIONS			1,245,302
Bank Notes - 1.4%

Bank One NA, Chicago
3/24/03	1.70	145,000	145,000
National City Bank, Indiana
2/5/03	1.55	75,000	75,000
U.S. Bank NA, Cincinnati
12/27/02	1.31 (b)	560,000	559,903
TOTAL BANK NOTES			779,903
Master Notes - 2.6%

General Motors Acceptance Corp. Mortgage Credit
12/2/02	2.19 (b)(c)	542,000	541,967
Goldman Sachs Group, Inc.
12/2/02	1.50 (b)(c)	465,000	465,000
2/24/03	1.45 (c)	455,000	455,000
TOTAL MASTER NOTES			1,461,967
Medium-Term Notes - 3.9%

GE Capital Assurance Co.
12/2/02	1.85 (b)(c)	145,000	145,000
GE Life & Annuity Assurance Co.
12/1/02	1.85 (b)(c)	35,000	35,000
General Electric Capital Corp.
12/9/02	1.41 (b)	375,000	375,000
12/17/02	1.41 (b)	429,000	429,000
1/22/03	1.90 (b)	55,000	55,036
Harwood Street Funding I LLC
12/20/02	1.50 (a)(b)	180,000	180,000
Household Finance Corp.
12/2/02	1.64 (b)	40,000	40,000
Medium-Term Notes - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Household Finance Corp. - continued
12/20/02	1.92% (b)	$ 120,000	$ 119,989
Sheffield Receivables Corp.
12/20/02	1.35 (b)	145,000	145,000
URI Trust 2000-1
12/18/02	1.87 (b)(c)	107,000	107,000
Verizon Global Funding Corp.
12/16/02	2.08 (b)	570,000	570,000
TOTAL MEDIUM-TERM NOTES			2,201,025
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/03	1.96 (b)(c)	130,000	130,000
Metropolitan Life Insurance Co.
1/2/03	1.98 (b)(c)	175,000	175,000
Monumental Life Insurance Co.
12/1/02	1.88 (b)(c)	92,000	92,000
12/1/02	1.91 (b)(c)	130,000	130,000
New York Life Insurance Co.
1/2/03	1.94 (b)(c)	375,000	375,000
Pacific Life Insurance Co.
12/9/02	1.88 (b)(c)	160,000	160,000
SMM Trust 2001 M
12/13/02	1.82 (b)(c)	20,000	20,000
Transamerica Occidental Life Insurance Co.
2/1/03	1.88 (b)(c)	200,000	200,000
Travelers Insurance Co.
1/2/03	1.92 (b)(c)	35,000	35,000
2/17/03	1.51 (b)(c)	66,000	66,000
TOTAL SHORT-TERM NOTES			1,383,000
Repurchase Agreements - 11.8%
	Maturity Amount (000s)
In a joint trading account (Collateralized by U.S. Government Obligations) dated:
11/4/02 due 12/2/02 At 1.6%	$ 300,373	300,000
11/29/02 due 12/2/02 At 1.4%	545	545
Repurchase Agreements - continued
	Maturity Amount (000s)	Value (Note 1) (000s)
With:
Banc of America Securities LLC At:
1.48%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of:
$1,597,096,506, 0% - 9.93%, 8/15/04 - 9/19/37)	$ 1,000,123	$ 1,000,000
$31,253,323, 0% - 7.38%, 2/28/09 - 4/15/32)	30,004	30,000
1.51%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $809,653,795, 0% - 5.9%, 11/30/07 - 9/19/37)	800,101	800,000
Credit Suisse First Boston, Inc. At 1.47%, dated 11/29/02 due 12/2/02 (Collateralized by Mortgage Loan Obligations with principal amounts of $4,169,096,974, 0% - 9%, 4/25/06 - 12/26/32)	265,032	265,000
Deutsche Bank Securities, Inc. At 1.51%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $1,013,682,652, 0% - 10%, 12/2/02 - 5/15/48)	525,066	525,000
Goldman Sachs & Co. At:
1.48%, dated 11/29/02 due 12/2/02 (Collateralized by Mortgage Loan Obligations with principal amounts of $368,581,952, 0% - 7.78%, 3/22/07 - 9/15/35)	368,045	368,000
1.5%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $493,004,100, 0%, 1/1/49)	500,062	500,000
J.P. Morgan Securities, Inc. At:
1.38%, dated 11/7/02 due 12/11/02 (Collateralized by Corporate Obligations with principal amounts of $435,011,000, 0% - 9.68%, 8/1/03 - 3/1/32)	400,521	400,000
1.44%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $555,476,000, 0% - 7.65%, 12/9/02 - 1/15/33)	576,069	576,000
Lehman Brothers, Inc. At 1.35%, dated 11/7/02 due 12/11/02 (Collateralized by Mortgage Loan Obligations with principal amounts of $335,203,793, 0% - 8.62%, 11/18/10 - 9/25/42)	250,319	250,000
Merrill Lynch, Pierce, Fenner & Smith At:
1.38%, dated 11/12/02 due 12/11/02 (Collateralized by Corporate Obligations with principal amounts of $301,668,000, 0% - 11.5%, 3/15/03 - 2/1/22)	205,228	205,000
1.46%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $210,639,665, 0% - 9.7%, 12/1/02 - 12/1/45)	200,024	200,000
1.53%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $347,220,200, 0% - 13.5%, 1/15/03 - 5/15/31)	100,013	100,000
Repurchase Agreements - continued
	Maturity Amount (000s)	Value (Note 1) (000s)
With: - continued
Morgan Stanley & Co. At:
1.38%, dated 11/7/02 due 12/11/02:
(Collateralized by Commercial Paper Obligations with principal amounts of $153,756,082, 0% - 1.47%, 12/23/02 - 5/28/03)	$ 150,196	$ 150,000
(Collateralized by Corporate Obligations with principal amounts of $116,290,337, 0% - 8.25%, 4/15/03 - 11/1/31)	120,156	120,000
1.44%, dated 11/29/02 due 12/2/02:
(Collateralized by Commercial Paper Obligations with principal amounts of $103,518,000, 1.46%, 12/23/02	100,012	100,000
(Collateralized by Corporate Obligations with principal amounts of $143,029,835, 0% - 9.38%, 11/15/03 - 11/15/39)	150,018	150,000
Salomon Smith Barney At:
1.44%, dated 11/29/02 due 12/2/02 (Collateralized by Commercial Paper Obligations with principal amounts of $204,283,000, 0% - 1.43%, 12/6/02 - 2/12/03)	200,024	200,000
1.53%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $309,240,549, 0% - 10.38%, 4/30/03 - 3/15/33)	300,038	300,000
Wachovia Securities, Inc. At 1.48%, dated 11/29/02 due 12/2/02 (Collateralized by Corporate Obligations with principal amounts of $218,282,246, 0% - 8.78%, 5/17/04 - 9/15/35)	200,025	200,000
TOTAL REPURCHASE AGREEMENTS		6,739,545
TOTAL INVESTMENT PORTFOLIO - 100.0%		57,036,015
NET OTHER ASSETS - 0.0%		14,027
NET ASSETS - 100%		$ 57,050,042
Total Cost for Income Tax Purposes $ 57,036,015
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $180,000,000 or 0.3% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
GE Capital Assurance Co. 1.85%, 12/2/02	7/30/02	$ 145,000
GE Life & Annuity Assurance Co. 1.85%, 12/1/02	3/28/02	$ 35,000
General Motors Acceptance Corp. Mortgage Credit 2.19%, 12/2/02	11/1/02	$ 541,967
Goldman Sachs Group, Inc.: 1.45%, 2/24/03	11/25/02	$ 455,000
1.5%, 12/2/02	9/24/02	$ 465,000
Jackson National Life Insurance Co. 1.96%, 1/2/03	7/6/99	$ 130,000
Metropolitan Life Insurance Co. 1.98%, 1/2/03	3/26/02	$ 175,000
Monumental Life Insurance Co.: 1.88%, 12/1/02	7/31/98 - 9/17/98	$ 92,000
1.91%, 12/1/02	3/12/99 - 2/1/00	$ 130,000
New York Life Insurance Co. 1.94%, 1/2/03	2/28/02	$ 375,000
Pacific Life Insurance Co 1.88%, 12/9/02	9/6/02	$ 160,000
SMM Trust 2001 M 1.82%, 12/13/02	12/11/01	$ 20,000
Transamerica Occidental Life Insurance Co. 1.88%, 2/1/03	4/28/00	$ 200,000
Travelers Insurance Co.: 1.51%, 2/17/03	5/15/02	$ 66,000
1.92%, 1/2/03	3/28/02	$ 35,000
URI Trust 2000-1 1.87%, 12/18/02	12/15/00	$ 107,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,131,967,000 or 5.5% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $4,122,000. The weighted average interest rate was 1.86%. Interest earned from the interfund lending program amounted to $1,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

A total of 4.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2002

Assets
Investment in securities, at value (including repurchase agreements of $6,739,545) - See accompanying schedule		$ 57,036,015
Cash		638
Receivable for fund shares sold		339,787
Interest receivable		108,390
Other receivables		2,046
Total assets		57,486,876

Liabilities
Payable for fund shares redeemed	$ 417,077
Distributions payable	98
Accrued management fee	9,639
Other payables and accrued expenses	10,020
Total liabilities		436,834

Net Assets		$ 57,050,042
Net Assets consist of:
Paid in capital		$ 57,049,282
Accumulated net realized gain (loss) on investments		760
Net Assets, for 57,047,497 shares outstanding		$ 57,050,042
Net Asset Value, offering price and redemption price per share ($57,050,042 ÷ 57,047,497 shares)		$ 1.00

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended November 30, 2002

Investment Income
Interest		$ 1,158,267
Expenses
Management fee	$ 112,259
Transfer agent fees	101,800
Accounting fees and expenses	1,359
Non-interested trustees' compensation	184
Custodian fees and expenses	809
Registration fees	864
Audit	199
Legal	219
Miscellaneous	952
Total expenses		218,645
Net investment income		939,622
Net Realized Gain (Loss) on investment securities		2,061
Net increase in net assets resulting from operations		$ 941,683

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 939,622	$ 2,222,477
Net realized gain (loss)	2,061	1,073
Net increase (decrease) in net assets resulting from operations	941,683	2,223,550
Distributions to shareholders from net investment income	(939,622)	(2,222,477)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	107,093,442	102,863,885
Reinvestment of distributions	928,475	2,192,187
Cost of shares redeemed	(107,478,187)	(95,793,192)
Net asset value of shares issued in exchange for the net assets of Fidelity Daily Income Trust	-	3,025,859
Net increase (decrease) in net assets and shares resulting from share transactions	543,730	12,288,739
Total increase (decrease) in net assets	545,791	12,289,812

Net Assets
Beginning of period	56,504,251	44,214,439
End of period	$ 57,050,042	$ 56,504,251

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.044	.060	.048	.052
Distributions from net investment income	(.017)	(.044)	(.060)	(.048)	(.052)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	1.69%	4.46%	6.13%	4.94%	5.34%
Ratios to Average Net Assets B
Expenses before expense reductions	.39%	.39%	.46%	.44%	.47%
Expenses net of voluntary waivers, if any	.39%	.39%	.46%	.44%	.47%
Expenses net of all reductions	.39%	.39%	.46%	.44%	.47%
Net investment income	1.67%	4.27%	5.97%	4.85%	5.20%
Supplemental Data
Net assets, end of period (in millions)	$ 57,050	$ 56,504	$ 44,214	$ 37,981	$ 30,700

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity® Cash Reserves (the fund) is a fund of Fidelity Phillips Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity money market funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income.

Income distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality, and equity securities. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of this fee was $39,326 or an annual rate of .07% of the fund's average net assets. For the period, the fund's total annual management fee rate was .20% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Annual Report

3. Fees and Other Transactions with Affiliates - continued

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

4. Merger Information.

On June 21, 2001, the fund acquired all of the assets and assumed all of the liabilities of Fidelity Daily Income Trust. The acquisition, which was approved by the shareholders of Fidelity Daily Income Trust on June 13, 2001, was accomplished by an exchange of 3,026,095 shares of the fund for the 3,026,095 shares then outstanding (each valued at $1.00) of Fidelity Daily Income Trust. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Daily Income Trust's net assets were combined with the fund for total net assets after the acquisition of $54,617,926.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Phillips Street Trust and the Shareholders of Fidelity Cash Reserves:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Cash Reserves (a fund of Fidelity Phillips Street Trust) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Cash Reserves' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 2, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1992

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Cash Reserves (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1992

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1992

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1992

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 2000

Vice President of Cash Reserves. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Cash Reserves. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

John Todd (53)

Year of Election or Appointment: 1997

Vice President of Cash Reserves. Mr. Todd also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Cash Reserves. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Cash Reserves. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Cash Reserves. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Cash Reserves. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Cash Reserves. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Cash Reserves. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Cash Reserves. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Cash Reserves. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 17, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Trust Instrument.*
	# of Votes	% of Votes
Affirmative	24,820,209,985.06	86.791
Against	2,318,558,744.50	8.107
Abstain	1,458,926,668.72	5.102
TOTAL	28,597,695,398.28	100.000
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	27,044,301,153.32	94.568
Withheld	1,553,394,244.96	5.432
TOTAL	28,597,695,398.28	100.000
Ralph F. Cox
Affirmative	27,006,661,280.48	94.436
Withheld	1,591,034,117.80	5.564
TOTAL	28,597,695,398.28	100.000
Phyllis Burke Davis
Affirmative	26,948,003,172.69	94.231
Withheld	1,649,692,225.59	5.769
TOTAL	28,597,695,398.28	100.000
Robert M. Gates
Affirmative	27,027,567,770.39	94.510
Withheld	1,570,127,627.89	5.490
TOTAL	28,597,695,398.28	100.000
Abigail P. Johnson
Affirmative	26,970,623,843.69	94.310
Withheld	1,627,071,554.59	5.690
TOTAL	28,597,695,398.28	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	26,971,797,201.64	94.315
Withheld	1,625,898,196.64	5.685
TOTAL	28,597,695,398.28	100.000
Donald J. Kirk
Affirmative	27,038,817,528.01	94.549
Withheld	1,558,877,870.27	5.451
TOTAL	28,597,695,398.28	100.000
Marie L. Knowles
Affirmative	27,042,471,249.96	94.562
Withheld	1,555,224,148.32	5.438
TOTAL	28,597,695,398.28	100.000
Ned C. Lautenbach
Affirmative	27,053,480,716.10	94.600
Withheld	1,544,214,682.18	5.400
TOTAL	28,597,695,398.28	100.000
Peter S. Lynch
Affirmative	27,067,555,807.53	94.649
Withheld	1,530,139,590.75	5.351
TOTAL	28,597,695,398.28	100.000
Marvin L. Mann
Affirmative	27,027,008,549.33	94.508
Withheld	1,570,686,848.95	5.492
TOTAL	28,597,695,398.28	100.000
William O. McCoy
Affirmative	27,032,134,791.98	94.526
Withheld	1,565,560,606.30	5.474
TOTAL	28,597,695,398.28	100.000
William S. Stavropoulos
Affirmative	26,962,456,041.83	94.282
Withheld	1,635,176,356.45	5.718
TOTAL	28,597,695,398.28	100.000
PROPOSAL 3
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	22,409,994,228.71	81.918
Against	3,079,675,226.08	11.257
Abstain	1,792,484,815.32	6.553
Broker Non-Votes	74,568,207.00	.273
TOTAL	27,356,722,517.11	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	22,398,107,005.65	81.874
Against	3,125,461,222.52	11.425
Abstain	1,758,586,081.94	6.428
Broker Non-Votes	74,568,207.00	.273
TOTAL	27,356,722,517.11	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

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215 South State Street
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Washington, DC

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Wisconsin

595 North Barker Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Fidelity's Taxable
Money Market Funds

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

Spartan® Money Market Fund

Spartan U.S. Government
Money Market Fund

Spartan U.S. Treasury
Money Market Fund

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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CAS-ANN-0103 336225
1.539092.105

Fidelity®

U.S. Government Reserves

Annual Report

November 30, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity ® US Government Reserves	1.71%	24.34%	54.48%
Government Retail Money Market Funds Average	1.19%	21.65%	49.52%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity US Government Reserves	1.71%	4.45%	4.44%
Government Retail Money Market Funds Average	1.19%	3.99%	4.10%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

Yields

	12/3/02	9/3/02	5/28/02	2/26/02	11/27/01
Fidelity U.S. Government Reserves	1.21%	1.56%	1.68%	1.76%	2.38%
Government Retail Money Market Funds Average	0.78%	1.11%	1.16%	1.24%	1.73%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the government retail money market funds average. Figures for the government retail money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

Fund Talk: The Manager's Overview

An interview with Robert Litterst, Portfolio Manager of Fidelity U.S. Government Reserves

Q. Bob, what was the investment environment like during the 12 months that ended November 30, 2002?

A. At the close of 2001, the Federal Reserve Board was finishing the series of aggressive cuts in short-term interest rates it implemented in order to offset economic weakness and neutralize the effects of September 11. In the first quarter of 2002, economic data came in stronger than expected. Consumer spending remained solid, helped by zero percent auto financing, low unemployment, rising personal disposable income and mortgage refinancing. Money market yields rose, reflecting the expectation that the Fed might reverse some or all of the rate cuts it instituted following the terrorist attacks. However, the Fed kept rates unchanged throughout most of the period due largely to continued weakness in business investment, and difficult financial market conditions that muted the impact of the Fed's rate reductions. Expectations for a Fed tightening diminished as economic activity moderated and as market participants eventually came to believe that the Fed would cut short-term rates in order to reinvigorate the recovery. The Fed confirmed this notion by moving to cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.50 percentage points in early November, bringing the rate to 1.25%.

Q. What was your strategy with the fund?(Portfolio Manager photograph)

A. During the entire period, I kept the fund's average maturity consistently longer than its peers. As it became clear during the early part of 2002 that the economy remained more resilient than expected, I allowed the fund's average maturity to decline, but still kept it longer than its competitors. I looked to invest in longer-term securities that appeared attractive given my outlook for the economy and short-term interest rates. When the yield curve flattened mid-year - meaning longer-term securities generally offered little yield advantage over shorter-term alternatives - I focused more on shorter-term securities. My asset allocation decisions were driven by my perception of relative value. Through mid-2002, that approach led me to heavily weight fixed-rate agency discount notes. During the summer months, term repurchase agreements - those with a maturity of greater than seven days - and callable agency securities offered attractive yields and a yield advantage relative to other alternatives. Toward the end of the period, I added some longer-term investments to lock in rates in order to insulate the fund from the effects that further Fed rate cuts might have on performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2002, was 1.21%, compared to 2.36% 12 months ago. For the 12 months that ended November 30, 2002, the fund had a total return of 1.71%, compared to 1.19% for the government retail money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Bob?

A. Recent information on the economy has been mixed. Although third-quarter growth in gross domestic product was at a very respectable pace and the housing sector continued to be strong, renewed weakness in manufacturing and a sharp drop in consumer confidence increased concerns about future economic activity. The economy should respond to the added support of the Fed's November rate cut. Also, the Republican Party's majority in both houses of Congress may provide additional fiscal stimulus. However, budget woes and spending cuts at the state and local level might offset some of the stimulus that should be forthcoming at the federal level. In short, this backdrop should help firm economic growth, leading me to believe that any further interest rate cuts beyond the next few months are unlikely. Of course, a major wild card is how the situation with Iraq plays out. Any military action in that region would most likely have a significantly negative impact on the economy and consumer confidence, at least in the short run. On the other hand, a quick resolution of the issue would likely be quite favorable, as it would remove a major source of uncertainty from the economic landscape.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income as is consistent with the security of principal and liquidity

Fund number: 050

Trading symbol: FGRXX

Start date: November 3, 1981

Size: as of November 30, 2002, more than $2.5 billion

Manager: Robert Litterst, since 1997; manager, several other Fidelity and Spartan taxable money market funds; joined Fidelity in 1991

3

Annual Report

Investment Changes

Maturity Diversification
Days	% of fund's investments 11/30/02	% of fund's investments 5/31/02	% of fund's investments 11/30/01
0 - 30	47.4	41.1	41.8
31 - 90	16.3	30.2	22.7
91 - 180	28.1	20.5	22.7
181 - 397	8.2	8.2	12.8
Weighted Average Maturity
	11/30/02	5/31/02	11/30/01
Fidelity U.S. Government Reserves	76 Days	66 Days	78 Days
Government Retail Money Market Funds Average*	53 Days	52 Days	56 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2002	As of May 31, 2002
Federal Agency Issues 71.7%	Federal Agency Issues 80.4%
Repurchase Agreements 30.1%	Repurchase Agreements 19.7%
Net Other Assets** (1.8)%	Net Other Assets** (0.1)%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Federal Agencies - 71.7%
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 45.9%
Agency Coupons - 10.1%
12/2/02	1.29% (b)	$ 38,500	$ 38,496
12/9/02	1.24 (b)	70,000	69,976
12/20/02	1.26 (b)	30,000	29,985
12/27/02	1.25 (b)	25,000	24,983
1/10/03	1.59 (b)	65,000	64,995
2/1/03	1.53 (b)	30,000	29,969
			258,404
Discount Notes - 35.8%
12/4/02	1.89	18,000	17,997
12/4/02	1.92	25,000	24,996
12/13/02	2.21	25,000	24,982
12/13/02	2.27	25,000	24,982
12/20/02	1.98	28,875	28,845
1/21/03	2.19	25,000	24,924
1/29/03	1.58	25,000	24,936
2/3/03	2.20	25,000	24,904
2/5/03	2.24	15,000	14,939
2/26/03	1.28	50,000	49,846
3/3/03	1.33 (a)	25,000	24,916
3/3/03	1.35 (a)	25,000	24,934
3/3/03	1.76	30,000	29,866
3/7/03	1.49	75,000	74,704
3/10/03	1.48	100,000	99,596
3/12/03	1.71	75,000	74,642
4/16/03	1.70	15,000	14,904
5/7/03	1.30	100,000	99,439
5/19/03	1.72	45,000	44,641
5/28/03	1.31	75,000	74,517
5/30/03	2.34	25,000	24,714
7/25/03	1.91	15,000	14,816
9/19/03	1.70	15,000	14,797
9/19/03	1.75	15,000	14,791
10/17/03	1.84	25,000	24,598
			917,226
			1,175,630
Federal Agencies - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount (000s)	Value (Note 1) (000s)
Federal Home Loan Bank - 16.8%
Agency Coupons - 9.2%
12/3/02	2.09%	$ 25,000	$ 25,000
12/12/02	1.65 (b)	75,000	74,961
12/28/02	1.25 (b)	30,000	29,995
1/21/03	1.67 (b)	26,000	25,994
4/25/03	1.62	30,000	30,336
10/17/03	2.06	50,000	50,000
			236,286
Discount Notes - 7.6%
2/26/03	1.27	82,000	81,748
3/7/03	1.71	50,000	49,775
4/16/03	1.70	25,000	24,841
4/23/03	1.62	27,000	26,827
5/21/03	1.31	10,000	9,938
			193,129
			429,415
Freddie Mac - 9.0%
Agency Coupons - 1.7%
12/8/03	1.74	45,000	45,000
Discount Notes - 7.3%
12/13/02	2.00	25,000	24,984
12/13/02	2.45	25,000	24,980
1/2/03	2.14	10,796	10,776
1/30/03	1.59	15,000	14,960
1/30/03	1.77	32,000	31,907
2/27/03	1.75	25,000	24,894
4/24/03	1.51	30,000	29,820
10/9/03	1.80	25,000	24,617
			186,938
			231,938
TOTAL FEDERAL AGENCIES			1,836,983
Repurchase Agreements - 30.1%
	Maturity Amount (000s)	Value (Note 1) (000s)
In a joint trading account (Collateralized by U.S. Government Obligations) dated:
10/18/02 due 12/10/02 At 1.76%	$ 75,194	$ 75,000
11/4/02 due 12/2/02 At 1.6%	125,156	125,000
11/13/02 due 12/16/02 At 1.3%	100,119	100,000
11/29/02 due 12/2/02 At 1.4%	469,793	469,738
TOTAL REPURCHASE AGREEMENTS		769,738
TOTAL INVESTMENT PORTFOLIO - 101.8%		2,606,721
NET OTHER ASSETS - (1.8)%		(46,704)
NET ASSETS - 100%		$ 2,560,017
Total Cost for Income Tax Purposes $ 2,606,721
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

Income Tax Information
At November 30, 2002, the fund had a capital loss carryforward of approximately $20,000 all of which will expire on November 30, 2010.

A total of 13.6% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		November 30, 2002

Assets
Investment in securities, at value (including repurchase agreements of $769,738) - See accompanying schedule		$ 2,606,721
Cash		44
Receivable for fund shares sold		3,262
Interest receivable		1,506
Other receivables		11
Total assets		2,611,544

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 49,850
Payable for fund shares redeemed	856
Distributions payable	43
Accrued management fee	436
Other payables and accrued expenses	342
Total liabilities		51,527

Net Assets		$ 2,560,017
Net Assets consist of:
Paid in capital		$ 2,560,037
Accumulated net realized gain (loss) on investments		(20)
Net Assets, for 2,560,000 shares outstanding		$ 2,560,017
Net Asset Value, offering price and redemption price per share ($2,560,017 ÷ 2,560,000 shares)		$ 1.00

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Year ended November 30, 2002

Investment Income
Interest		$ 53,014
Expenses
Management fee	$ 5,215
Transfer agent fees	3,258
Accounting fees and expenses	251
Non-interested trustees' compensation	9
Custodian fees and expenses	29
Registration fees	25
Audit	30
Legal	10
Miscellaneous	114
Total expenses before reductions	8,941
Expense reductions	(27)	8,914
Net investment income		44,100
Net Realized Gain (Loss) on investment securities		(18)
Net increase in net assets resulting from operations		$ 44,082

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 44,100	$ 80,039
Net realized gain (loss)	(18)	263
Net increase (decrease) in net assets resulting from operations	44,082	80,302
Distributions to shareholders from net investment income	(44,100)	(80,039)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	2,974,596	2,761,082
Reinvestment of distributions	43,506	78,358
Cost of shares redeemed	(2,813,091)	(1,979,181)
Net increase (decrease) in net assets and shares resulting from share transactions	205,011	860,259
Total increase (decrease) in net assets	204,993	860,522

Net Assets
Beginning of period	2,355,024	1,494,502
End of period	$ 2,560,017	$ 2,355,024

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.017	.044	.058	.048	.052
Distributions from net investment income	(.017)	(.044)	(.058)	(.048)	(.052)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	1.71%	4.46%	6.00%	4.86%	5.29%
Ratios to Average Net Assets B
Expenses before expense reductions	.34%	.36%	.43%	.41%	.45%
Expenses net of voluntary waivers, if any	.34%	.36%	.43%	.41%	.45%
Expenses net of all reductions	.34%	.36%	.42%	.40%	.44%
Net investment income	1.69%	4.15%	5.85%	4.77%	5.16%
Supplemental Data
Net assets, end of period (in millions)	$ 2,560	$ 2,355	$ 1,495	$ 1,542	$ 1,427

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity® U.S. Government Reserves (the fund) is a fund of Fidelity Phillips Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income.

Income distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Joint Trading Account.

At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

Summary of Joint Trading

Dated October 18, 2002, due December 10, 2002	1.76%
Number of dealers or banks	1
Maximum amount with one dealer or bank	100%
Aggregate principal amount of agreements	$750,000
Aggregate maturity amount of agreements	$751,943
Aggregate market value of transferred assets	$771,659
Coupon rates of transferred assets	3.95% to 10.5%
Maturity dates of transferred assets	11/1/3 to 9/1/34

Annual Report

3. Joint Trading Account - continued

Summary of Joint Trading - continued

Dated November 4, 2002, due December 2, 2002	1.6%
Number of dealers or banks	1
Maximum amount with one dealer or bank	100%
Aggregate principal amount of agreements	$1,500,000
Aggregate maturity amount of agreements	$1,501,867
Aggregate market value of transferred assets	$1,532,299
Coupon rates of transferred assets	0% to 15%
Maturity dates of transferred assets	1/13/03 to 11/1/32
Dated November 13, 2002, due December 16, 2002	1.3%
Number of dealers or banks	1
Maximum amount with one dealer or bank	100%
Aggregate principal amount of agreements	$1,000,000
Aggregate maturity amount of agreements	$1,001,192
Aggregate market value of transferred assets	$1,023,820
Coupon rates of transferred assets	2.82% to 11.01%
Maturity dates of transferred assets	6/1/07 to 5/1/41
Dated November 29, 2002, due December 2, 2002	1.4%
Number of dealers or banks	13
Maximum amount with one dealer or bank	26.0%
Aggregate principal amount of agreements	$9,601,808
Aggregate maturity amount of agreements	$9,602,925
Aggregate market value of transferred assets	$9,797,409
Coupon rates of transferred assets	0% to 13%
Maturity dates of transferred assets	12/2/02 to 5/1/36

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of this fee was $1,827 or an annual rate of .07% of the fund's average net assets. For the period, the fund's total annual management fee rate was .20% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

5. Expense Reductions.

Through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $27.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Phillips Street Trust and the Shareholders of Fidelity U.S. Government Reserves:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity U.S. Government Reserves (a fund of Fidelity Phillips Street Trust) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity U.S. Government Reserves' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 2, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1992

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of U.S. Government Reserves (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1992

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1992

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1992

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 2000

Vice President of U.S. Government Reserves. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of U.S. Government Reserves. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Robert Litterst (43)

Year of Election or Appointment: 1997

Vice President of U.S. Government Reserves. Mr. Litterst also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Litterst managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of U.S. Government Reserves. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of U.S. Government Reserves. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of U.S. Government Reserves. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of U.S. Government Reserves. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of U.S. Government Reserves. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of U.S. Government Reserves. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of U.S. Government Reserves. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of U.S. Government Reserves. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 17, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Trust Instrument.*
	# of Votes	% of Votes
Affirmative	24,820,209,985.06	86.791
Against	2,318,558,744.50	8.107
Abstain	1,458,926,668.72	5.102
TOTAL	28,597,695,398.28	100.000
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	27,044,301,153.32	94.568
Withheld	1,553,394,244.96	5.432
TOTAL	28,597,695,398.28	100.000
Ralph F. Cox
Affirmative	27,006,661,280.48	94.436
Withheld	1,591,034,117.80	5.564
TOTAL	28,597,695,398.28	100.000
Phyllis Burke Davis
Affirmative	26,948,003,172.69	94.231
Withheld	1,649,692,225.59	5.769
TOTAL	28,597,695,398.28	100.000
Robert M. Gates
Affirmative	27,027,567,770.39	94.510
Withheld	1,570,127,627.89	5.490
TOTAL	28,597,695,398.28	100.000
Abigail P. Johnson
Affirmative	26,970,623,843.69	94.310
Withheld	1,627,071,554.59	5.690
TOTAL	28,597,695,398.28	100.000
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	26,971,797,201.64	94.315
Withheld	1,625,898,196.64	5.685
TOTAL	28,597,695,398.28	100.000
Donald J. Kirk
Affirmative	27,038,817,528.01	94.549
Withheld	1,558,877,870.27	5.451
TOTAL	28,597,695,398.28	100.000
Marie L. Knowles
Affirmative	27,042,471,249.96	94.562
Withheld	1,555,224,148.32	5.438
TOTAL	28,597,695,398.28	100.000
Ned C. Lautenbach
Affirmative	27,053,480,716.10	94.600
Withheld	1,544,214,682.18	5.400
TOTAL	28,597,695,398.28	100.000
Peter S. Lynch
Affirmative	27,067,555,807.53	94.649
Withheld	1,530,139,590.75	5.351
TOTAL	28,597,695,398.28	100.000
Marvin L. Mann
Affirmative	27,027,008,549.33	94.508
Withheld	1,570,686,848.95	5.492
TOTAL	28,597,695,398.28	100.000
William O. McCoy
Affirmative	27,032,134,791.98	94.526
Withheld	1,565,560,606.30	5.474
TOTAL	28,597,695,398.28	100.000
William S. Stavropoulos
Affirmative	26,962,456,041.83	94.282
Withheld	1,635,176,356.45	5.718
TOTAL	28,597,695,398.28	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,001,407,335.14	80.695
Against	151,737,421.20	12.228
Abstain	83,892,486.84	6.760
Broker Non-Votes	3,935,638.00	.317
TOTAL	1,240,972,881.18	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

Fidelity's Taxable
Money Market Funds

Fidelity Cash Reserves

Fidelity U.S. Government Reserves

Spartan® Money Market Fund

Spartan U.S. Government
Money Market Fund

Spartan U.S. Treasury
Money Market Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FUS-ANN-0103 336229
1.539126.105